UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 4, 2007 (September 28, 2007)
I2 TELECOM INTERNATIONAL, INC.
(Exact name of Company as specified in its charter)
Washington	0-27704	91-1426372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5070 Old Ellis Pointe, Suite 110, Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code:	(404) 567-4750
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by i2 Telecom International, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company’s or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

The following discussion provides only a brief description of the documents described below. The discussion is qualified in its entirety by the full text of the agreements, which are attached to this Current Report on Form 8-K as exhibits.

Loan Agreement with Vestal Venture Capital

On September 28, 2007 (the “Closing Date”), i2 Telecom International, Inc., a Washington corporation (the “Company”), entered into a Term Loan Agreement (the “Loan Agreement”) with Vestal Venture Capital (“Vestal”) whereby Vestal made a loan to the Company in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the “Loan”), and the Company issued a Non-Negotiable Secured Promissory Note (the “Promissory Note”) for the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) (the “Principal Amount”), together with a loan origination fee in the amount of Twenty Five Thousand Dollars ($25,000) (the “Loan Fee”), plus interest thereon as provided in the Promissory Note. Upon funding of the Loan, Vestal advanced the Company and the Company received $250,000 in principal (the “Advance”). In consideration of the Advance, the Company agreed to pay Vestal the Principal Amount, the Loan Fee and interest when due and in addition, issue Vestal a warrant to purchase 2,500,000 shares of the Company’s common stock (the “Warrant”) at an exercise price of $0.05 per share for a period of three years from the date of issuance. The Company also agreed to secure the Principal Amount in favor of Vestal in a secured position executed by the Company in favor of Vestal in consideration for the Loan (the “Security”), and to pledge 100% of the shares held in its subsidiary, i2 Telecom International, Inc., a Delaware corporation, to Vestal if the Loan is not paid within three (3) months of the Closing Date (the “Pledge Agreement”). Paul Arena also executed a personal guarantee for the Company’s obligations under the Promissory Note until the Promissory Note and interest due are paid in full (the “Guaranty”). Vestal shall have the right to reject future financings by the Company if: (i) such financings restrict the repayment terms of the Promissory Note, and/or (ii) the exercise price of any warrant issuance related to such future financings would be on more favorable terms.

The Promissory Note shall bear interest on the Principal Amount at a rate equal to twelve percent (12%) per annum. The Promissory Note shall be paid by the Company the sooner of sixty (60) days from the Closing Date or within three (3) business days after the closing of a minimum of the Four Million Dollars ($4,000,000) financing (the “Financing”). Pre-payment of the Promissory Note shall be occur in the following manner in the event less than $4,000,000 of the Financing is completed: (i) the Company shall pay Vestal fifty percent (50%) of the total Principal Amount and interest due upon the Company completing Two Million Dollars ($2,000,000) in total debt and/or equity funding; (ii) the Company shall pay Vestal seventy-five (75%) of the total Principal Amount and interest due upon the Company completing Three Million Dollars ($3,000,000) in total debt and/or equity funding; and (iii) the Company shall pay Vestal one hundred percent (100%) of the total Principal Amount and interest due upon the Company completing Four Million Dollars ($4,000,000) in total debt and/or equity funding.

No later than three (3) business days after the Financing is completed, (the “Financing Closing Date”), the Company shall pay to Vestal the Principal Amount, the Loan Fee and all interest accrued on the Principal Amount from the Closing Date until the Financing Closing Date, payable in cash. If the Financing Closing Date does not occur within sixty (60) days of the Closing Date (the “Maturity Date”), then the entire Principal Amount of the Promissory Note, together with interest accrued thereon from the Closing Date and the Loan Fee, shall be due and payable on demand by Vestal at any time after the Maturity Date. If Vestal makes a demand for payment of the Promissory Note, then the Principal Amount hereof shall be payable in cash. If the Financing Closing Date occurs after the Maturity Date, unless Vestal has made a demand for payment of the Promissory Note after the Maturity Date and prior to the Financing Closing Date, then the interest rate shall increase to a rate equal to 18.0% per annum (the “Default Rate”), which interest shall be computed on the daily outstanding Principal Amount hereunder on a 360-day year from the Maturity Date until paid in full to Vestal by the Company.

In the event that the Principal Amount and interest are not paid to Vestal by the Company by the Maturity Date, then the Company shall issue to Vestal an additional warrant to purchase 1,250,000 shares of common stock per thirty (30) day period that the Loan goes unpaid (the “Additional Warrant(s)”) at an exercise price of five cents ($0.05) per share exercisable for a period of three (3) years from the date of issuance. The Warrant and the Additional Warrant(s), if any, shall be entitled to “Piggyback” registration rights along with the filing of a registration statement by the Company within one hundred and eighty (180) days from the Closing Date.

Loan Agreement with Braswell Enterprises, LP

On September 28, 2007 (the “Closing Date”), the Company entered into a Term Loan Agreement (the “Braswell Loan Agreement”) with Braswell Enterprises, LP (“Braswell”) whereby Braswell made a loan to the Company in the principal amount of One Hundred Twenty Five Thousand Dollars ($125,000) (the “Loan”), and the Company issued a Non-Negotiable Secured Promissory Note (the “Braswell Promissory Note”) for the principal sum of One Hundred Twenty Five Thousand Dollars ($125,000) (the “Principal Amount”), plus interest thereon as provided in the Braswell Promissory Note. Upon funding of the Loan, Braswell advanced the Company and the Company received $125,000 in principal (the “Advance”). In consideration of the Advance, the Company agreed to pay Braswell the Principal Amount and interest when due, and in addition, issue Braswell a warrant to purchase 1,250,000 shares of the Company’s common stock (the “Braswell Warrant”) at an exercise price of $0.05 per share for a period of three years from the date of issuance. The Company also agreed to secure the Principal Amount in favor of Braswell in a secured position executed by the Company in favor of Braswell in consideration for the Loan (the “Security”). Braswell shall have the right to reject future financings by the Company if: (i) such financings restrict the repayment terms of the Braswell Promissory Note, and/or (ii) the exercise price of any warrant issuance related to such future financings would be on more favorable terms.

The Braswell Promissory Note shall bear interest on the Principal Amount at a rate equal to twelve percent (12%) per annum. The Braswell Promissory Note shall be paid by the Company the sooner of sixty (60) days from the Closing Date or within three (3) business days after the closing of a minimum of the Four Million Dollars ($4,000,000) financing (the “Financing”). Pre-payment of the Braswell Promissory Note shall be occur in the following manner in the event less than $4,000,000 of the Financing is completed: (i) the Company shall pay Braswell fifty percent (50%) of the total Principal Amount and interest due upon the Company completing Two Million Dollars ($2,000,000) in total debt and/or equity funding; (ii) the Company shall pay Braswell seventy-five (75%) of the total Principal Amount and interest due upon the Company completing Three Million Dollars ($3,000,000) in total debt and/or equity funding; and (iii) the Company shall pay Braswell one hundred percent (100%) of the total Principal Amount and interest due upon the Company completing Four Million Dollars ($4,000,000) in total debt and/or equity funding.

No later than three (3) business days after the Financing is completed, (the “Financing Closing Date”), the Company shall pay to Braswell the Principal Amount and all interest accrued on the Principal Amount from the Closing Date until the Financing Closing Date, payable in cash. If the Financing Closing Date does not occur within sixty (60) days of the Closing Date (the “Maturity Date”), then the entire Principal Amount of the Braswell Promissory Note, together with interest accrued thereon from Closing Date, shall be due and payable on demand by Braswell at any time after the Maturity Date. If Braswell makes a demand for payment of the Braswell Promissory Note, then the Principal Amount hereof shall be payable in cash. If the Financing Closing Date occurs after the Maturity Date, unless Braswell has made a demand for payment of the Braswell Promissory Note after the Maturity Date and prior to the Financing Closing Date, then the interest rate shall increase to a rate equal to 18.0% per annum (the “Default Rate”), which interest shall be computed on the daily outstanding Principal Amount hereunder on a 360-day year from the Maturity Date until paid in full to Braswell by the Company.

In the event that the Principal Amount and interest are not paid to Braswell by the Company by the Maturity Date, then the Company shall issue to Braswell an additional warrant to purchase 625,000 shares of common stock per thirty (30) day period that the Loan goes unpaid (the “Additional Braswell Warrant(s)”) at an exercise price of five cents ($0.05) per share exercisable for a period of three (3) years from the date of issuance. The Braswell Warrant and the Additional Braswell Warrant(s), if any, shall be entitled to “Piggyback” registration rights along with the filing of a registration statement by the Company within one hundred and eighty (180) days from the Closing Date.

Loan Agreement with Paul Arena

On September 28, 2007 (the “Closing Date”), the Company entered into a Term Loan Agreement (the “Arena Loan Agreement”) with Paul Arena whereby Mr. Arena made a loan to the Company in the principal amount of One Hundred Twenty Five Thousand Dollars ($125,000) (the “Loan”), and the Company issued a Non-Negotiable Secured Promissory Note (the “Arena Promissory Note”) for the principal sum of One Hundred Twenty Five Thousand Dollars ($125,000) (the “Principal Amount”), plus interest thereon as provided in the Arena Promissory Note. Upon funding of the Loan, Mr. Arena advanced the Company and the Company received $125,000 in principal (the “Advance”). In consideration of the Advance, the Company agreed to pay Mr. Arena the Principal Amount and interest when due, and in addition, issue Mr. Arena a warrant to purchase 1,250,000 shares of the Company’s common stock (the “Arena Warrant”) at an exercise price of $0.05 per share for a period of three years from the date of issuance. The Company also agreed to secure the Principal Amount in favor of Mr. Arena in a secured position executed by the Company in favor of Mr. Arena in consideration for the Loan (the “Security”). Mr. Arena shall have the right to reject future financings by the Company if: (i) such financings restrict the repayment terms of the Arena Promissory Note, and/or (ii) the exercise price of any warrant issuance related to such future financings would be on more favorable terms.

The Arena Promissory Note shall bear interest on the Principal Amount at a rate equal to twelve percent (12%) per annum. The Arena Promissory Note shall be paid by the Company the sooner of sixty (60) days from the Closing Date or within three (3) business days after the closing of a minimum of the Four Million Dollars ($4,000,000) financing (the “Financing”). Pre-payment of the Arena Promissory Note shall be occur in the following manner in the event less than $4,000,000 of the Financing is completed: (i) the Company shall pay Mr. Arena fifty percent (50%) of the total Principal Amount and interest due upon the Company completing Two Million Dollars ($2,000,000) in total debt and/or equity funding; (ii) the Company shall pay Mr. Arena seventy-five (75%) of the total Principal Amount and interest due upon the Company completing Three Million Dollars ($3,000,000) in total debt and/or equity funding; and (iii) the Company shall pay Mr. Arena one hundred percent (100%) of the total Principal Amount and interest due upon the Company completing Four Million Dollars ($4,000,000) in total debt and/or equity funding.

No later than three (3) business days after the Financing is completed, (the “Financing Closing Date”), the Company shall pay to Mr. Arena the Principal Amount and all interest accrued on the Principal Amount from the Closing Date until the Financing Closing Date, payable in cash. If the Financing Closing Date does not occur within sixty (60) days of the Closing Date (the “Maturity Date”), then the entire Principal Amount of the Arena Promissory Note, together with interest accrued thereon from Closing Date, shall be due and payable on demand by Mr. Arena at any time after the Maturity Date. If Mr. Arena makes a demand for payment of the Arena Promissory Note, then the Principal Amount hereof shall be payable in cash. If the Financing Closing Date occurs after the Maturity Date, unless Mr. Arena has made a demand for payment of the Arena Promissory Note after the Maturity Date and prior to the Financing Closing Date, then the interest rate shall increase to a rate equal to 18.0% per annum (the “Default Rate”), which interest shall be computed on the daily outstanding Principal Amount hereunder on a 360-day year from the Maturity Date until paid in full to Mr. Arena by the Company.

In the event that the Principal Amount and interest are not paid to Mr. Arena by the Company by the Maturity Date, then the Company shall issue to Mr. Arena an additional warrant to purchase 625,000 shares of common stock per thirty (30) day period that the Loan goes unpaid (the “Additional Arena Warrant(s)”) at an exercise price of five cents ($0.05) per share exercisable for a period of three (3) years from the date of issuance. The Arena Warrant and the Additional Arena Warrant(s), if any, shall be entitled to “Piggyback” registration rights along with the filing of a registration statement by the Company within one hundred and eighty (180) days from the Closing Date.

The foregoing securities were issued in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules promulgated thereunder. The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This announcement is not an offer to sell securities of i2 Telecom International, Inc. and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
4.1	Form of Term Loan Agreement by and between the Company and Vestal Venture Capital
4.2	Form of Non-Negotiable Secured Promissory Note by and between the Company and Vestal Venture Capital
4.3	Form of Warrant by and between the Company and Vestal Venture Capital
4.4	Form of Registration Rights Agreement by and between the Company and Vestal Venture Capital
4.5	Form of Term Loan Agreement by and between the Company and Braswell Enterprises, LP
4.6	Form of Non-Negotiable Secured Promissory Note by and between the Company and Braswell Enterprises, LP
4.7	Form of Warrant by and between the Company and Braswell Enterprises, LP
4.8	Form of Registration Rights Agreement by and between the Company and Braswell Enterprises, LP
10.1	Form of Guaranty by and between the Company and Vestal Venture Capital
10.2	Form of Pledge Agreement by and between the Company and Vestal Venture Capital

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I2 TELECOM INTERNATIONAL, INC.
(Company)

Date	October 4, 2007
By:		/s/ Paul Arena
Name		Paul Arena
Title:		Chief Executive Officer and Principal Financial Officer